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EXHIBIT 16


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                                           ITT Hartford Group, Inc..
                                                (Delaware)
                                                    |
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                                           Nutmeg Insurance Company           The Hartford Investment
                                               (Connecticut)                      Management Company
                                                    |                                  (Delaware)
                                                    |
                                        Hartford Fire Insurance Company
                                               (Connecticut)
                                                    |
                                    Hartford Accident and Indemnity Company
                                               (Connecticut)
                                                    |
                                            Hartford Life, Inc.
                                               (Delaware)
                                                    |
                                Hartford Life and Accident Insurance Company
                                               (Connecticut)
                                                    |
                                                    |
                                                    |
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Alpine Life          Hartford Financial    Hartford Life                American Maturity       ITT Hartford Canada
Insurance Company    Services Life         Insurance Company            Life Insurance          Holdings, Inc.
(New Jersey)         Insurance Co.         (Connecticut)                Company                 (Canada)
                     (Connecticut)                  |                  (Connecticut)                 |
                                                    |                                                |
                                                    |                                                |
                                                    |                                           ITT Hartford Life
                                                    |                                           Insurance Company
                                                    |                                           of Canada
                                                    |                                           (Canada)
                                                    |
                                                    |
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ITT Hartford Life and Annuity    ITT Hartford International             Hartford Financial Services
Insurance Company                Life Reassurance Corporation           Corporation
(Connecticut)                    (Connecticut)                          (Delaware)
     |                                                                     |
     |                                                                     |
     |                                                                     |
ITT Hartford Life, Ltd.                                                    |
(Bermuda)                                                                  |
                                                                           |
                                                                           |
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MS Fund          HL Funding        HL Investment      Hartford          Hartford Securities     ITT Comp. Emp.
America, Inc.    Company, Inc.     Advisors, Inc.     Equity Sales      Distribution            Benefits Service
(Delaware)       (Connecticut)     (Connecticut)      Company, Inc.     Company, Inc.           Company
                                                      (Connecticut)     (Connecticut)          (Connecticut)
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